Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CORPORATE BOND FUND

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

WELLS FARGO ADVANTAGE HIGH INCOME FUND

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD FUND

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

Advisor Class

Supplement dated June 20, 2008, to the Prospectus dated October 1, 2007, as previously supplemented

February 1, 2008, April 22, 2008, and May 30, 2008.

Effective June 20, 2008, the Advisor Class for each Fund listed above, except the Wells Fargo Advantage Corporate Bond Fund, is renamed Class A and modified to assume the features and attributes of Class A. These Funds are hereby removed from the Prospectus and are found under separate cover in the Retail Class Prospectus.

IFAV078/P1005S3

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

Class Z

Supplement dated June 20, 2008, to the Prospectus dated October 1, 2007, as previously supplemented

February 1, 2008, April 22, 2008, and May 30, 2008.

Effective June 20, 2008, the Class Z for the Total Return Bond Fund is renamed Investor Class and modified to assume the features and attributes of the Investor Class. This Fund is hereby removed from the Prospectus and is found under separate cover in the Investor Class Prospectus.

IFZ078/P1002S3

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE U.S VALUE FUND

Class Z

Supplement dated June 20, 2008, to the Prospectus dated December 1, 2007, as previously supplemented

December 17, 2007, December 19, 2007, and April 22, 2008.

Effective June 20, 2008, the Class Z for the U.S Value Fund is renamed Investor Class and modified to assume the features and attributes of the Investor Class. This Fund is hereby removed from the Prospectus and is found under separate cover in the Investor Class Prospectus.

LCZ068/P102SP2

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Income Funds – Classes A, B, C

High Yield Bond Fund

Intermediate Government Income Fund

Ultra-Short Duration Bond Fund

Wells Fargo Advantage Income Funds – Investor Class

Corporate Bond Fund

Wells Fargo Advantage Large Cap Stock Funds – Classes A, B, C

Endeavor Large Cap Fund

Equity Index Fund

Large Company Core Fund

Value Fund

Wells Fargo Advantage Large Cap Stock Funds – Investor Class

Value Fund

Wells Fargo Advantage Municipal Income Funds – Classes A, B, C

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Supplement dated June 20, 2008, to the above Wells Fargo Advantage Fund prospectuses dated June 20, 2008, as previously supplemented, as the case may be.

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family. These initiatives include certain fund reorganizations. The Board believes these initiatives are in the best interest of shareholders.

Additional information on the fund reorganizations follows.

Reorganizations and Meeting of Shareholders

Corporate Bond Fund

High Yield Bond Fund

Intermediate Government Income Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Value Fund

The Board unanimously approved the reorganization (each a “Reorganization”, collectively the “Reorganizations”) of specified Funds (“Target Funds”) into certain existing Wells Fargo Advantage Funds (“Acquiring Funds”), as shown in the table below.

Target Fund	Acquiring Fund
Corporate Bond Fund	Income Plus Fund
High Yield Bond Fund	High Income Fund
Intermediate Government Income Fund	Government Securities Fund
National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund
National Tax-Free Fund	Municipal Bond Fund
Overseas Fund	International Equity Fund
Value Fund	C&B Large Cap Value Fund

Each Reorganization identified in the table above is subject to the satisfaction of certain conditions, including approval by the respective Target Fund shareholders. A special meeting of the shareholders of such Target Funds is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve their respective Reorganization(s).

If shareholders of these Target Funds approve their respective Reorganization(s), the Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of each Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve. Each Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of these Reorganizations. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganizations.

Prior to each such Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. Each of these proposed Reorganizations, if approved by shareholders, is expected to occur by the end of the third quarter of 2008.

No shareholder action is necessary at this time. Additional information, including a detailed description of each Reorganization identified in the table above and the Board’s reasons for approving it will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of each such Target Fund by the second quarter of 2008. The Proxy Statement/Prospectus will also confirm the date, time and location of the special shareholder meeting.

Reorganizations Not Requiring Shareholder Approval

Endeavor Large Cap Fund

Equity Index Fund

Large Company Core Fund

Ultra-Short Duration Bond Fund

The Board unanimously approved the Reorganization of the Target Funds identified above into certain existing Acquiring Funds, as shown in the table below. Shareholder approval of these Reorganizations is not required under applicable SEC rules and will not be sought.

Target Fund	Acquiring Fund
Endeavor Large Cap Fund	Capital Growth Fund
Equity Index Fund	Index Fund
Large Company Core Fund	Growth and Income Fund
Ultra-Short Duration Bond Fund	Ultra Short-Term Income Fund

In its approval of each Reorganization not requiring shareholder approval, the Board considered many factors, including that each Target Fund and its corresponding Acquiring Fund have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same or similar net operating expenses. The Board also considered that shareholders would not bear any expenses associated with, or recognize gain or loss for federal income tax purposes as a result of these Reorganizations.

Each of these Reorganizations will be effected through a transaction structure substantially identical to the transaction structure of the Reorganizations described above under “Reorganizations and Meeting of Shareholders.”

Prior to these Reorganizations, shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The Reorganizations not requiring shareholder approval are expected to occur by the end of the third quarter of 2008. Upon completion of each such Reorganization, each Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations, and dissolve. A prospectus for the relevant Acquiring Fund will be provided to shareholders of the corresponding Target Fund shortly after completion of the respective Reorganization.

LCIV068/P106SP4

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

Supplement dated June 20, 2008, to the Prospectus dated April 1, 2008, as previously supplemented on April 1, 2008,

April 7, 2008, and April 25, 2008.

Class A, Class B, and Class C

Effective June 20, 2008, the following information replaces the section entitled “Fees and Expenses” for the C&B Large Cap Value Fund beginning on page 7 of the Prospectus:

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund.

These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C
Management Fees[2]	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses[3]	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses[4]	1.31%	2.06%	2.06%
Fee Waivers	0.16%	0.16%	0.16%
Net Expenses[5]	1.15%	1.90%	1.90%

[1]

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “A Choice of Share Classes” for further information.

[2]

Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all its assets. The following advisory fee schedule is charged to the master portfolio as a percentage of the master portfolio’s average daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for the next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.

[3]	Includes expenses payable to affiliates of Wells Fargo & Company.

[4]	Includes gross expenses allocated from the master portfolio in which the Fund invests.

[5]

The adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratios, including the underlying master portfolio’s fees and expenses, as shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolio in which the Fund invests. It assumes:

•	You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

•	Your investment has a 5% return each year;

•	You reinvest all distributions (to which sales charges do not apply); and

•	The Fund’s operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual cost may be higher or lower than those shown below, based on these assumptions, your costs would be:

	Class A	Class B	Class C
If you sell your shares at the end of the period:
1 Year	$685	$693	$293
3 Years	$952	$931	$631
5 Years	$1,238	$1,295	$1,095
10 Years	$2,052	$2,097	$2,380
If you do not sell your shares at the end of the period:
1 Year	$685	$193	$193
3 Years	$952	$631	$631
5 Years	$1,238	$1,095	$1,095
10 Years	$2,052	$2,097	$2,380

EGR068/P901SP